Loss per Share	12 Months Ended
Dec. 31, 2021
Loss per Share
Loss per Share

13.Loss per Share

Basic loss per share (EPS) is calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year.

Diluted EPS is calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year plus the ordinary shares that would be issued upon conversion of all outstanding stock options and warrants into ordinary shares.

For the periods included in these consolidated financial statements, the Group was loss making; therefore, anti-dilutive stock options and warrants are excluded from the diluted EPS calculation, including the outstanding equity awards during the period and the warrants (former Qell warrants) and 1,800,000 Azul warrants issued in 2021.

Comparative earnings per share (basic and diluted) were restated to give effect to the stock split (refer to note 21) for comparability purposes.

The following table reflects the income and share data used in the basic and diluted EPS calculations:

	2021	2020	2019
Comprehensive loss attributed to equity shareholders	(410,830)	(188,435)	(63,590)
(in € thousand)
Weighted average number of shares outstanding
Basic and diluted	214,858,203	193,722,062	169,224,125
Basic and diluted EPS (in €)	(1.91)	(0.97)	(0.38)